UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2011

Date of reporting period:	January 1, 2011 — December 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|11

Annual report

Putnam VT
George Putnam Balanced Fund

Putnam Investments

Message from the Trustees

Dear Shareholder:

Global financial uncertainty and the European debt crisis continue to contribute to risk aversion and volatility within markets around the world. While we have experienced some positive trends in recent months, stock markets ended 2011 essentially where they began.

Until a lasting and meaningful solution is found for the European debt problem and the U.S. economy establishes a solid footing, it is our belief that this volatility and uncertainty will persist, at least over the near term. In this kind of market, Putnam’s portfolio managers and analysts are dedicated to uncovering opportunities, while seeking to guard against downside risk.

During periods of market uncertainty, it is especially important to rely on the counsel and expertise of your financial advisor, who can help you maintain a long-term focus and a balanced investment approach suitable to your goals.

In other developments, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 12/31/11)

Investment objective

Balanced investment composed of a well-diversified portfolio of stocks and bonds that produce both capital growth and current income

Net asset value December 31, 2011
Class IA: $7.25	Class IB: $7.22

Total return at net asset value

				Barclays	George
				Capital U.S.	Putnam
(as of	Class IA	Class IB	Russell 1000	Aggregate	Blended
12/31/11)	shares*	shares*	Value Index	Bond Index	Index

1 year	2.88%	2.77%	0.39%	7.84%	4.21%

5 years	–13.30	–14.37	–12.50	37.01	10.87
Annualized	–2.81	–3.06	–2.64	6.50	2.08

10 years	18.04	15.18	46.52	75.35	69.54
Annualized	1.67	1.42	3.89	5.78	5.42

Life	34.92	30.97	63.47	124.14	102.62
Annualized	2.22	1.99	3.66	6.08	5.30

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1998.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is based on the Russell 1000 Value Index and 40% of which is based on the Barclays Capital U.S. Aggregate Bond Index. Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation. Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

*The unclassified sector includes exchange-traded funds and other securities not able to be classified by sector.

Reflects equity holdings and cash only. Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 12/31/11. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any.

Putnam VT George Putnam Balanced Fund 1

Report from your fund’s managers

How would you characterize financial market performance in 2011?

In 2011, markets yet again swung sharply between an optimistic and a pessimistic view of both the U.S. and global economies. Until the spring, stocks rallied on the expectations of continued economic recovery, but bonds lagged. From March to June, there was downward pressure on mortgage-related areas of the fixed-income markets. The Federal Reserve’s quantitative easing program had little impact, and was concluded at the end of June.

However, stocks began to reverse course as evidence mounted that business activity was below expectations. The March earthquake and tsunami in Japan had begun to disrupt global manufacturing activity. In addition, Europe’s percolating sovereign debt crisis heated up again, adding to doubts about the global economy.

Can you give more background on the mid-year volatility?

Beginning last spring, “macro,” or headline, issues dominated “micro” issues and company fundamentals, causing stock prices to fall amid greater volatility. Greece was perceived to be at risk of default in light of its high debt relative to its gross domestic product. The predicament of Greece was shared in part by Spain and Italy, and the crisis worsened as short-term funding costs increased for all of these countries. The ultimate fear of investors was that losses would spread throughout the European banking system, generally curtailing financial liquidity and posing the risk of bank failure, as well as slowing growth throughout the region.

What types of investments offered refuge?

In this context, the best-performing assets became fixed-income securities considered to have the lowest risk of default, including U.S. Treasuries and government-related mortgage-backed securities. Even following the decision by ratings agency Standard & Poor’s to downgrade U.S. Treasury debt, the prices of these securities generally rose. The downgrade was principally a comment on the inability of the U.S. political system to tackle the debt issues, but its greatest impact was on stock prices. By early October, the market had declined 20% from its peak earlier in the year.

From that point, conditions improved. A broad rally occurred in October on signs that the U.S. economy was still expanding and that European policymakers were at least moving in the right direction to prevent an uncontrolled banking crisis. Stocks rose briskly and brought U.S. markets generally to levels near those of January 2011.

How did you steer the fund through these challenges?

The portfolio’s balance of stock and bond investments helped to insulate it from volatility during this period. Whenever markets saw reasons to be hopeful, the equity investments generally reflected that optimism, and when markets experienced broad-based flights to safety, the bond portion of the portfolio provided a cushion from the equity losses. In addition, the fund’s general bias toward higher-quality securities among both stocks and bonds added resilience.

How did your investment decisions influence performance?

One of the most beneficial decisions was to maintain an underweight to stocks in the financials sector. Slow economic growth and increased government regulation have fostered a challenging environment for banks, in particular. We decided to hold underweight positions relative to the benchmark in stocks such as Bank of America, Citigroup, and Wells Fargo. Positive contributors to performance included Philip Morris International, a consumer staples sector holding with an impressive earnings profile that is less sensitive to the economic cycle. A position in Exxon Mobil, the nation’s largest oil company, also performed well despite fluctuations in oil prices during the year.

In addition, some portfolio decisions detracted from results. Among stocks, positions in more economically sensitive sectors, such as retail chains Staples and Target, had an adverse impact. In the fixed-income portion of the portfolio, we had a small underweight to Treasuries and an overweight to corporate bonds, because we considered Treasuries to be overvalued relative to historical price levels. Corporate bonds offered more attractive valuations, in our view. However, economic worries caused Treasuries to outperform corporates in the second half of the period.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Value stocks may fail to rebound, and the market may not favor value-style investing. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Current and future portfolio holdings are subject to risk.

2 Putnam VT George Putnam Balanced Fund

Your fund’s managers

Portfolio Manager David M. Calabro joined Putnam in 2008 and has been in the investment industry since 1982.

Portfolio Manager Raman Srivastava is a CFA charterholder. He joined Putnam in 1999 and has been in the investment industry since 1997.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT George Putnam Balanced Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2011, to December 31, 2011. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/11		for the 6 months ended 12/31/11

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$3.75	$4.99	$3.82	$5.09

Ending value
(after expenses)	$981.10	$979.60	$1,021.42	$1,020.16

Annualized
expense ratio†	0.75%	1.00%	0.75%	1.00%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/11. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

4 Putnam VT George Putnam Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT George Putnam Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT George Putnam Balanced Fund (the “fund”) at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2011 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2012

Putnam VT George Putnam Balanced Fund 5

The fund’s portfolio 12/31/11

COMMON STOCKS (58.2%)*	Shares	Value

Banking (5.2%)
Bank of New York Mellon Corp. (The)	28,500	$567,435

BB&T Corp.	12,700	319,659

Comerica, Inc.	13,100	337,980

Fifth Third Bancorp	24,300	309,096

JPMorgan Chase & Co.	94,200	3,132,150

PNC Financial Services Group, Inc.	4,500	259,515

State Street Corp.	25,700	1,035,966

SunTrust Banks, Inc.	5,800	102,660

U.S. Bancorp	47,800	1,292,990

Wells Fargo & Co.	67,800	1,868,568

		9,226,019
Basic materials (1.7%)
Alcoa, Inc.	19,300	166,945

Dow Chemical Co. (The)	8,700	250,212

E.I. du Pont de Nemours & Co.	20,500	938,490

Freeport-McMoRan Copper & Gold, Inc.
Class B (Indonesia)	5,000	183,950

Nucor Corp.	13,100	518,367

PPG Industries, Inc.	6,900	576,081

Rio Tinto PLC ADR (United Kingdom)	4,600	225,032

Weyerhaeuser Co. R	5,516	102,984

		2,962,061
Capital goods (3.3%)
Avery Dennison Corp.	4,800	137,664

Eaton Corp.	12,900	561,537

Emerson Electric Co.	4,800	223,632

Illinois Tool Works, Inc.	12,100	565,191

Ingersoll-Rand PLC	11,300	344,311

KBR, Inc.	7,300	203,451

Lockheed Martin Corp.	3,000	242,700

Northrop Grumman Corp.	12,700	742,696

Parker Hannifin Corp.	9,400	716,750

Raytheon Co.	13,400	648,292

Staples, Inc.	36,400	505,596

United Technologies Corp.	13,400	979,406

		5,871,226
Communication services (4.9%)
AT&T, Inc.	91,700	2,773,007

Comcast Corp. Class A	51,500	1,221,065

DIRECTV Class A †	2,600	111,176

Juniper Networks, Inc. †	19,000	387,790

Time Warner Cable, Inc.	7,800	495,846

Verizon Communications, Inc.	76,440	3,066,772

Vodafone Group PLC ADR (United Kingdom)	24,600	689,538

		8,745,194
Conglomerates (2.2%)
3M Co.	6,000	490,380

General Electric Co.	145,500	2,605,904

Tyco International, Ltd.	19,800	924,858

		4,021,142
Consumer cyclicals (5.1%)
Bed Bath & Beyond, Inc. †	4,400	255,068

Carnival Corp.	12,500	408,000

Clorox Co. (The)	2,500	166,400

Ford Motor Co. †	17,600	189,376

Home Depot, Inc. (The)	10,900	458,236

Kimberly-Clark Corp.	9,600	706,176

COMMON STOCKS (58.2%)* cont.	Shares	Value

Consumer cyclicals cont.
Marriott International, Inc. Class A	12,218	$356,399

News Corp. Class A	14,000	249,760

Omnicom Group, Inc.	7,200	320,976

Stanley Black & Decker, Inc.	3,500	236,600

Target Corp.	18,100	927,082

Time Warner, Inc.	35,500	1,282,970

TJX Cos., Inc. (The)	18,500	1,194,174

Viacom, Inc. Class B	18,400	835,544

Wal-Mart Stores, Inc.	7,400	442,224

Walt Disney Co. (The)	31,800	1,192,500

		9,221,485
Consumer staples (5.6%)
Avon Products, Inc.	17,100	298,737

Coca-Cola Co. (The)	4,600	321,862

Coca-Cola Enterprises, Inc.	23,700	610,986

Colgate-Palmolive Co.	3,600	332,604

CVS Caremark Corp.	31,200	1,272,335

General Mills, Inc.	9,800	396,018

Hertz Global Holdings, Inc. †	35,000	410,200

Kellogg Co.	5,100	257,907

Kraft Foods, Inc. Class A	16,102	601,571

Lorillard, Inc.	2,700	307,800

Newell Rubbermaid, Inc.	27,500	444,125

PepsiCo, Inc.	5,500	364,925

Philip Morris International, Inc.	28,080	2,203,717

Procter & Gamble Co. (The)	31,500	2,101,364

SYSCO Corp.	6,400	187,712

		10,111,863
Energy (6.9%)
Anadarko Petroleum Corp.	2,200	167,926

Chevron Corp.	27,200	2,894,080

ConocoPhillips	8,000	582,960

Devon Energy Corp.	7,900	489,800

Exxon Mobil Corp.	44,000	3,729,440

Hess Corp.	7,400	420,320

National Oilwell Varco, Inc.	4,500	305,955

Newfield Exploration Co. †	6,800	256,564

Noble Corp. (Switzerland) †	16,300	492,586

Occidental Petroleum Corp.	9,900	927,630

Schlumberger, Ltd.	10,376	708,785

Total SA ADR (France)	22,100	1,129,530

Valero Energy Corp.	9,400	197,870

		12,303,446
Financials (3.2%)
Aflac, Inc.	10,800	467,208

American Express Co.	15,500	731,135

Citigroup, Inc.	46,350	1,219,468

Goldman Sachs Group, Inc. (The)	13,380	1,209,952

Progressive Corp. (The)	35,800	698,458

Prudential Financial, Inc.	27,400	1,373,287

		5,699,508
Health care (9.6%)
Abbott Laboratories	4,400	247,412

Aetna, Inc.	24,900	1,050,531

Baxter International, Inc.	21,300	1,053,924

Bristol-Myers Squibb Co.	17,600	620,224

Celgene Corp. †	3,600	243,360

CIGNA Corp.	13,700	575,400

Covidien PLC (Ireland)	11,825	532,243

6 Putnam VT George Putnam Balanced Fund

COMMON STOCKS (58.2%)* cont.	Shares	Value

Health care cont.
Johnson & Johnson	49,000	$3,213,420

Medtronic, Inc.	14,000	535,500

Merck & Co., Inc.	48,900	1,843,530

Novartis AG ADR (Switzerland)	12,000	686,040

Pfizer, Inc.	144,648	3,130,183

Quest Diagnostics, Inc.	13,700	795,422

St. Jude Medical, Inc.	18,000	617,400

Stryker Corp.	13,800	685,998

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	8,400	339,024

Thermo Fisher Scientific, Inc. †	22,000	989,340

		17,158,951
Insurance (2.3%)
Allstate Corp. (The)	28,100	770,221

Chubb Corp. (The)	11,700	809,874

Marsh & McLennan Cos., Inc.	29,800	942,276

MetLife, Inc.	7,600	236,968

RenaissanceRe Holdings, Ltd.	2,600	193,362

Sun Life Financial, Inc. (Canada)	9,700	179,644

Travelers Cos., Inc. (The)	17,500	1,035,475

		4,167,820
Investment banking/Brokerage (0.1%)
Morgan Stanley	16,050	242,837

		242,837
Real estate (0.5%)
CreXus Investment Corp. R	11,500	119,370

Equity Residential Trust R	4,052	231,086

Prologis, Inc. R	8,772	250,791

Simon Property Group, Inc. R	1,641	211,591

		812,838
Technology (4.5%)
Adobe Systems, Inc. †	15,800	446,666

Apple, Inc. †	700	283,500

Cisco Systems, Inc.	65,300	1,180,624

EMC Corp. †	36,100	777,594

Hewlett-Packard Co.	20,800	535,808

Honeywell International, Inc.	20,200	1,097,870

IBM Corp.	3,300	606,804

Intel Corp.	24,000	582,000

KLA-Tencor Corp.	5,200	250,900

Microsoft Corp.	32,200	835,912

Oracle Corp.	10,100	259,065

Qualcomm, Inc.	7,800	426,660

SanDisk Corp. †	6,800	334,628

Texas Instruments, Inc.	8,700	253,257

Yahoo!, Inc. †	13,900	224,207

		8,095,495
Transportation (0.4%)
FedEx Corp.	2,400	200,424

United Parcel Service, Inc. Class B	5,900	431,821

		632,245
Utilities and power (2.7%)
Ameren Corp.	21,700	718,921

American Electric Power Co., Inc.	15,200	627,912

Dominion Resources, Inc.	4,300	228,244

Duke Energy Corp.	11,900	261,800

Edison International	18,900	782,460

Entergy Corp.	13,020	951,111

Exelon Corp.	3,200	138,784

NextEra Energy, Inc.	6,200	377,456

PG&E Corp.	18,640	768,341

		4,855,029

Total common stocks (cost $85,809,903)		$104,127,159

U.S. GOVERNMENT AND AGENCY MORTGAGE
OBLIGATIONS (11.4%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.3%)
Government National Mortgage Association
Pass-Through Certificates
4 1/2s, May 20, 2041	$2,850,770	$3,110,903
4s, February 20, 2041	957,988	1,026,432

		4,137,335
U.S. Government Agency Mortgage Obligations (9.1%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates 3 1/2s,
January 1, 2041	898,370	923,321

Federal National Mortgage Association
Pass-Through Certificates
6s, TBA, January 1, 2042	4,000,000	4,404,375
5 1/2s, with due dates from July 1, 2033
to November 1, 2038	1,741,644	1,895,253
5s, August 1, 2033	628,835	679,118
4 1/2s, TBA, January 1, 2042	5,000,000	5,321,485
3 1/2s, with due dates from December 1, 2040
to March 1, 2041	954,587	982,739
3 1/2s, TBA, January 1, 2042	2,000,000	2,057,188

		16,263,479
Total U.S. government and agency mortgage
obligations (cost $19,836,483)		$20,400,814

U.S. GOVERNMENT AGENCY OBLIGATIONS (0.1%)*	Principal amount	Value

Wells Fargo & Co. 2 1/8s, FDIC guaranteed notes,
June 15, 2012	$168,000	$169,516

Total U.S. government agency obligations (cost $168,229)		$169,516

U.S. TREASURY OBLIGATIONS (6.0%)*	Principal amount	Value

U.S. Treasury Bonds 4 1/2s, February 15, 2036	$40,000	$52,346

U.S. Treasury Notes
3 1/2s, May 31, 2013	4,100,000	4,289,545
3 1/8s, May 15, 2021	400,000	446,672
2 5/8s, February 29, 2016	4,000,000	4,324,531
1s, August 31, 2016	1,600,000	1,617,625

Total U.S. treasury obligations (cost $10,693,742)		$10,730,719

CORPORATE BONDS AND NOTES (15.8%)*	Principal amount	Value

Basic materials (1.0%)
Allegheny Technologies, Inc. sr. unsec.
unsub. notes 9 3/8s, 2019	$45,000	$57,469

ArcelorMittal sr. unsec. unsub. 9.85s, 2019 (France)	235,000	259,953

Dow Chemical Co. (The) sr. unsec. notes 5 1/4s, 2041	135,000	142,371

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017 (Indonesia)	209,000	221,279

Georgia-Pacific, LLC sr. unsec.
unsub. notes 7 3/4s, 2029	135,000	169,905

International Paper Co. sr. unsec. notes 9 3/8s, 2019	144,000	186,674

International Paper Co. sr. unsec. notes 8.7s, 2038	10,000	13,567

International Paper Co. sr. unsec. notes 7.95s, 2018	35,000	42,603

International Paper Co. sr. unsec.
unsub. notes 7.3s, 2039	15,000	18,247

Mosaic Co. (The) sr. unsec. notes 3 3/4s, 2021	30,000	30,184

PPG Industries, Inc. sr. unsec.
unsub. debs. 7.4s, 2019	55,000	68,587

Rio Tinto Finance USA, Ltd. company
guaranty sr. unsec. notes 9s, 2019 (Australia)	40,000	54,591

Rio Tinto Finance USA, Ltd. company
guaranty sr. unsec. notes 5.2s, 2040 (Australia)	130,000	148,890

Sealed Air Corp. sr. notes 7 7/8s, 2017	95,000	100,203

Teck Resources Limited sr. notes 10 3/4s, 2019 (Canada)	6,000	7,320

Putnam VT George Putnam Balanced Fund 7

CORPORATE BONDS AND NOTES (15.8%)* cont.	Principal amount	Value

Basic materials cont.
Teck Resources Limited sr. notes 10 1/4s,
2016 (Canada)	$7,000	$8,050

Teck Resources Limited sr. notes 9 3/4s,
2014 (Canada)	2,000	2,350

Teck Resources Limited sr. unsec.
unsub. notes 7s, 2012 (Canada)	5,000	5,190

Temple-Inland, Inc. sr. unsec.
unsub. notes 6 5/8s, 2018	30,000	33,750

Union Carbide Corp. sr. unsec.
unsub. bonds 7 3/4s, 2096	45,000	50,782

Xstrata Finance Canada, Ltd. 144A company
guaranty 5.8s, 2016 (Canada)	95,000	103,634

Xstrata Finance Canada, Ltd. 144A company
guaranty sr. unsec. notes 6s, 2041 (Canada)	10,000	10,182

		1,735,781
Capital goods (0.4%)
Allied Waste North America, Inc. company
guaranty sr. unsec. notes 6 7/8s, 2017	250,000	264,375

Legrand SA unsec. unsub. debs. 8 1/2s,
2025 (France)	104,000	129,258

Parker Hannifin Corp. sr. unsec.
unsub. notes Ser. MTN, 6 1/4s, 2038	125,000	157,341

Republic Services, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2019	40,000	46,163

United Technologies Corp. sr. unsec. notes 5.7s, 2040	15,000	18,361

		615,498
Communication services (1.4%)
American Tower REIT, Inc. sr. unsec.
notes 7 1/4s, 2019 R	120,000	135,876

American Tower REIT, Inc. sr. unsec.
unsub. notes 4 5/8s, 2015 R	85,000	88,597

AT&T, Inc. sr. unsec. bonds 6.55s, 2039	40,000	50,882

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	75,000	86,815

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	157,000	211,178

CenturyLink, Inc. sr. unsec. debs. Ser. G, 6 7/8s, 2028	110,000	102,542

CenturyLink, Inc. sr. unsec. unsub. notes Ser. P,
7.6s, 2039	50,000	49,063

Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017	105,000	135,515

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	20,000	25,446

Cox Communications, Inc. 144A notes 5 7/8s, 2016	34,000	39,159

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883s, 2020	105,000	107,314

France Telecom sr. unsec. unsub. notes 8 1/2s,
2031 (France)	39,000	55,611

France Telecom sr. unsec. unsub. notes 4 1/8s,
2021 (France)	46,000	46,371

Koninklijke (Royal) KPN NV sr. unsec.
unsub. bonds 8 3/8s, 2030 (Netherlands)	10,000	12,831

NBC Universal Media, LLC sr. unsec.
unsub. notes 5.15s, 2020	45,000	50,102

NBCUniversal Media, LLC sr. unsec.
unsub. notes 6.4s, 2040	55,000	67,617

Qwest Corp. notes 6 3/4s, 2021	68,000	74,022

Rogers Communications, Inc. company
guaranty sr. unsec. bonds 8 3/4s, 2032 (Canada)	10,000	12,850

Rogers Communications, Inc. sec. notes 6 3/8s,
2014 (Canada)	27,000	29,771

SBA Tower Trust 144A company guaranty sr. notes
5.101s, 2017	175,000	185,572

CORPORATE BONDS AND NOTES (15.8%)* cont.	Principal amount	Value

Communication services cont.
TCI Communications, Inc. company guaranty
7 7/8s, 2026	$45,000	$59,599

Telecom Italia Capital SA company guaranty
sr. unsec. unsub. notes 6.175s, 2014 (Italy)	45,000	43,284

Telefonica Emisiones SAU company guaranty
sr. unsec. unsub. notes 6.221s, 2017 (Spain)	125,000	128,108

Time Warner Cable, Inc. company
guaranty sr. notes 7.3s, 2038	90,000	109,995

Time Warner Cable, Inc. company
guaranty sr. unsec. notes 7 1/2s, 2014	25,000	28,023

Time Warner Cable, Inc. company
guaranty sr. unsec. unsub. notes 6 3/4s, 2039	60,000	70,903

Time Warner Cable, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2041	50,000	52,489

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	60,000	81,029

Verizon New Jersey, Inc. debs. 8s, 2022	110,000	139,364

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	135,000	168,591

Verizon Virginia, Inc. debs. Ser. A, 4 5/8s, 2013	50,000	52,217

		2,500,736
Consumer cyclicals (0.9%)
Advance Auto Parts, Inc. company
guaranty sr. unsec. notes 5 3/4s, 2020	65,000	71,185

CBS Corp. company guaranty sr. unsec.
notes 7 7/8s, 2030	110,000	139,942

Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5.7s, 2020	65,000	67,582

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc.
company guaranty sr. unsec. notes 6.35s, 2040	60,000	68,257

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc.
company guaranty sr. unsec. unsub. notes 5 7/8s, 2019	120,000	135,074

Ecolab, Inc. sr. unsec. unsub. notes 5 1/2s, 2041	15,000	16,814

Ecolab, Inc. sr. unsec. unsub. notes 4.35s, 2021	30,000	32,319

Expedia, Inc. company guaranty sr. unsec.
notes 7.456s, 2018	70,000	78,050

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.95s, 2020	80,000	80,675

Expedia, Inc. 144A company
guaranty sr. notes 8 1/2s, 2016	115,000	123,913

FUEL Trust 144A company guaranty asset backed
notes 4.207s, 2016	200,000	201,698

Grupo Televisa, S.A.B sr. unsec. bonds 6 5/8s,
2040 (Mexico)	90,000	101,486

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	125,000	122,813

News America Holdings, Inc. company
guaranty 7 3/4s, 2024	135,000	166,855

Owens Corning company guaranty sr. unsec.
notes 9s, 2019	48,000	57,240

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	20,000	26,048

Time Warner, Inc. company guaranty sr. unsec.
bonds 7.7s, 2032	45,000	58,711

Time Warner, Inc. company guaranty sr. unsec.
notes 4.7s, 2021	10,000	10,782

Time Warner, Inc. debs. 9.15s, 2023	85,000	116,268

		1,675,712
Consumer staples (0.9%)
Altria Group, Inc. company guaranty sr. unsec.
notes 9.7s, 2018	60,000	80,725

Altria Group, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2019	85,000	114,134

8 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (15.8%)* cont.	Principal amount	Value

Consumer staples cont.
Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 8.2s, 2039	$25,000	$39,414

Campbell Soup Co. debs. 8 7/8s, 2021	110,000	161,398

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	41,000	44,588

CVS Pass-Through Trust 144A company
guaranty notes 7.507s, 2032	168,692	195,112

CVS Pass-Through Trust 144A pass-through
certificates 6.117s, 2013	20,505	21,160

Darden Restaurants, Inc. sr. unsec.
unsub. notes 6.8s, 2037	125,000	143,184

Diageo Investment Corp. company guaranty 8s,
2022 (Canada)	230,000	306,958

General Mills, Inc. sr. unsec. notes 5.65s, 2019	20,000	23,759

H.J. Heinz Finance Co. 144A company
guaranty 7 1/8s, 2039	55,000	75,879

Kraft Foods, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	5,000	6,424

Kroger Co. company guaranty 6 3/4s, 2012	60,000	60,999

Kroger Co. company guaranty 6.4s, 2017	55,000	65,413

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	75,000	104,814

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	90,000	116,686

WPP Finance UK company guaranty sr. unsec.
notes 8s, 2014 (United Kingdom)	100,000	111,391

		1,672,038
Energy (1.0%)
Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031	150,000	181,482

BP Capital Markets PLC company
guaranty sr. unsec. unsub. notes 4.742s, 2021
(United Kingdom)	100,000	113,265

BP Capital Markets PLC company guaranty
sr. unsec. unsub. notes 4 1/2s, 2020 (United Kingdom)	30,000	33,041

Chesapeake Energy Corp. sr. unsec. notes 7 5/8s, 2013	140,000	148,050

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	55,000	59,445

El Paso Pipeline Partners Operating Co., LP
company guaranty sr. unsec. notes 6 1/2s, 2020	30,000	33,075

Ente Nazionale Idrocarburi (ENI) SpA 144A
sr. unsec. notes 4.15s, 2020 (Italy)	130,000	128,837

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	30,000	35,451

Kerr-McGee Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2031	55,000	68,936

Marathon Petroleum Corp. sr. unsec.
unsub. notes 6 1/2s, 2041	25,000	28,331

Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	50,000	51,156

Motiva Enterprises, LLC 144A sr. unsec.
notes 6.85s, 2040	15,000	19,394

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	90,000	92,250

Noble Holding International, Ltd. company
guaranty sr. unsec. notes 6.05s, 2041	60,000	66,546

Petrobras International Finance Co. company
guaranty sr. unsec. notes 6 3/4s, 2041 (Brazil)	35,000	40,220

Petrobras International Finance Co. company
guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)	130,000	136,578

Petrobras International Finance Co. company
guaranty sr. unsec. notes 3 7/8s, 2016 (Brazil)	70,000	72,115

Pride International, Inc. sr. unsec.
notes 7 7/8s, 2040	120,000	156,319

Spectra Energy Partners LP sr. unsec. notes 4.6s, 2021	40,000	41,953

Statoil ASA company guaranty sr. unsec.
notes 5.1s, 2040 (Norway)	70,000	82,863

CORPORATE BONDS AND NOTES (15.8%)* cont.	Principal amount	Value

Energy cont.
Weatherford Bermuda company guaranty
sr. unsec. notes 9 5/8s, 2019	$45,000	$58,198

Weatherford International, Inc. company
guaranty sr. unsec. unsub. notes 6.8s, 2037	30,000	33,558

Weatherford International, Inc. company
guaranty sr. unsec. unsub. notes 6.35s, 2017	35,000	39,102

Weatherford International, Ltd. sr. notes 5 1/2s,
2016 (Switzerland)	65,000	71,486

		1,791,651
Financials (6.6%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039	80,000	88,949

Aflac, Inc. sr. unsec. notes 6.45s, 2040	55,000	58,251

American Express Co. sr. unsec. notes 8 1/8s, 2019	150,000	193,931

American International Group, Inc. jr.
sub. bonds FRB 8.175s, 2058	45,000	40,050

American International Group, Inc. sr. unsec.
Ser. MTN, 5.85s, 2018	105,000	102,224

AON Corp. jr. unsec. sub. notes 8.205s, 2027	200,000	233,110

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	80,000	83,285

Bank Nederlandse Gemeenten 144A bonds 1 3/4s,
2015 (Netherlands)	2,000,000	1,988,325

Bank of America Corp. sr. unsec.
unsub. notes 6 1/2s, 2016	205,000	206,449

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	120,000	125,657

Barclays Bank PLC 144A unsec. sub. notes 6.05s,
2017 (United Kingdom)	280,000	253,192

Bear Stearns Cos., Inc. (The) sr. notes 6.4s, 2017	205,000	228,964

Bear Stearns Cos., Inc. (The) sr. unsec.
notes 7 1/4s, 2018	44,000	51,583

Bosphorus Financial Services, Ltd. 144A
sr. notes FRN 2.257s, 2012	24,938	24,912

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	160,000	159,053

Capital One Capital III company guaranty 7.686s, 2036	40,000	39,900

Capital One Capital V company guaranty jr. unsec.
sub. notes 10 1/4s, 2039	145,000	150,438

Citigroup, Inc. sub. notes 5s, 2014	205,000	202,890

Citigroup, Inc. unsec. sub. notes 6 1/8s, 2036	100,000	86,501

Citigroup, Inc. unsec. sub. notes 5 5/8s, 2012	50,000	50,755

CNA Financial Corp. sr. unsec.
unsub. notes 5 3/4s, 2021	35,000	35,715

CNA Financial Corp. unsec. notes 6 1/2s, 2016	65,000	70,308

Commonwealth Bank of Australia 144A sr. unsec.
notes 3 3/4s, 2014 (Australia)	185,000	192,468

Credit Suisse Guernsey sr. unsec. notes 5.3s, 2019	100,000	103,131

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	95,000	105,978

Deutsche Bank AG/London sr. unsec. notes 3 7/8s,
2014 (United Kingdom)	95,000	96,641

Deutsche Bank Capital Funding Trust VII 144A jr.
unsec. sub. bonds FRB 5.628s, perpetual maturity	80,000	57,200

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	15,000	16,575

Erac USA Finance, Co. 144A sr. notes 4 1/2s, 2021	120,000	123,077

GATX Financial Corp. notes 5.8s, 2016	80,000	86,098

GE Capital Trust I unsec. sub. bonds FRB 6 3/8s, 2067	215,000	211,238

General Electric Capital Corp. sr. unsec.
notes 6.15s, 2037	145,000	158,614

Genworth Financial, Inc. sr. unsec.
unsub. notes 7 5/8s, 2021	220,000	205,700

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	210,000	233,325

Putnam VT George Putnam Balanced Fund 9

CORPORATE BONDS AND NOTES (15.8%)* cont.	Principal amount	Value

Financials cont.
Hartford Financial Services Group, Inc. (The)
sr. unsec. unsub. notes 6 5/8s, 2040	$245,000	$243,142

HBOS PLC 144A unsec. sub. bonds 6s, 2033
(United Kingdom)	135,000	82,587

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	135,000	142,788

HSBC Finance Capital Trust IX FRN 5.911s, 2035	300,000	249,000

HSBC Holdings PLC sub. notes 6 1/2s, 2037
(United Kingdom)	170,000	167,805

ING Bank NV 144A sr. unsec. notes FRN 1.596s,
2013 (Netherlands)	240,000	234,411

International Lease Finance Corp. sr. unsec.
notes 6 1/4s, 2019	45,000	41,513

JPMorgan Chase Capital XVIII bonds Ser. R,
6.95s, 2036	18,000	18,068

JPMorgan Chase Capital XXIII company guaranty jr.
unsec. sub. notes FRN 1.457s, 2047	488,000	333,774

JPMorgan Chase Capital XXV bonds Ser. Y, 6.8s, 2037	241,000	241,904

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	300,000	283,536

Lloyds TSB Bank PLC bank guaranty sr. unsec.
unsub. notes 6 3/8s, 2021 (United Kingdom)	20,000	20,043

Lloyds TSB Bank PLC company guaranty sr. unsec.
sub. notes Ser. MTN, 6 1/2s, 2020 (United Kingdom)	315,000	263,579

Loews Corp. notes 5 1/4s, 2016	35,000	38,535

Macquarie Bank Ltd. 144A unsec.
sub. notes 6 5/8s, 2021 (Australia)	160,000	147,513

Massachusetts Mutual Life Insurance Co. 144A
notes 8 7/8s, 2039	130,000	190,159

Merrill Lynch & Co., Inc. jr. sub. bonds 7 3/4s, 2038	295,000	280,286

MetLife Capital Trust IV 144A jr.
sub. debs. 7 7/8s, 2037	300,000	311,250

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	50,000	52,857

Nationwide Mutual Insurance Co. 144A
notes 8 1/4s, 2031	60,000	64,517

Nordea Bank AB 144A jr. unsec. sub. notes FRN
5.424s, 2015 (Sweden)	100,000	90,200

Nordea Bank AB 144A sub. notes 4 7/8s,
2021 (Sweden)	200,000	169,042

OneAmerica Financial Partners, Inc. 144A
bonds 7s, 2033	56,000	57,877

Pacific LifeCorp 144A sr. notes 6s, 2020	30,000	32,132

Progressive Corp. (The) jr. unsec. sub. notes FRN
6.7s, 2037	305,000	308,050

Prudential Financial, Inc. sr. notes 7 3/8s, 2019	50,000	59,103

Prudential Financial, Inc. sr. notes 6.2s, 2015	50,000	54,638

Prudential Financial, Inc. sr. unsec.
notes 6 5/8s, 2040	35,000	38,664

Santander Issuances S.A. Unipersonal 144A bank
guaranty unsec. sub. notes 5.911s, 2016 (Spain)	100,000	85,441

Standard Chartered Bank 144A unsec.
sub. notes 6.4s, 2017 (United Kingdom)	110,000	112,301

State Street Capital Trust IV company
guaranty jr. unsec. sub. bonds FRB 1.546s, 2037	270,000	179,887

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R	40,000	44,433

TD Ameritrade Holding Corp. company
guaranty sr. unsec. unsub. notes 5.6s, 2019	70,000	75,687

Teachers Insurance & Annuity Association
of America 144A notes 6.85s, 2039	110,000	141,174

Ventas Realty LP/Capital Corp. sr. notes
6 3/4s, 2017 R	60,000	62,226

Vornado Realty LP sr. unsec. unsub. notes
4 1/4s, 2015 R	85,000	87,968

CORPORATE BONDS AND NOTES (15.8%)* cont.	Principal amount	Value

Financials cont.
Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	$295,000	$325,746

WEA Finance, LLC/WT Finance Aust. Pty. Ltd. 144A
company guaranty sr. unsec. notes 6 3/4s, 2019	165,000	184,032

Westpac Capital Trust III 144A unsec. sub. notes
FRN 5.819s, perpetual maturity (Australia)	140,000	136,210

Willis Group Holdings Ltd. company guaranty sr.
unsec. unsub. notes 5 3/4s, 2021 (United Kingdom)	110,000	116,655

		11,833,220
Government (0.4%)
International Bank for Reconstruction &
Development unsec. unsub. bonds 7 5/8s, 2023	500,000	719,357

		719,357
Health care (0.2%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	48,000	60,019

CIGNA Corp. sr. unsec. unsub. notes 5 3/8s, 2042	30,000	29,828

Coventry Health Care, Inc. sr. unsec.
notes 5.45s, 2021	70,000	77,484

Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 6.95s, 2037	50,000	62,165

Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 4 3/4s, 2020	17,000	18,144

UnitedHealth Group, Inc. sr. unsec.
unsub. notes 4 5/8s, 2041	45,000	47,291

WellPoint, Inc. notes 7s, 2019	90,000	109,204

		404,135
Technology (0.3%)
Computer Sciences Corp. sr. unsec. notes 6 1/2s, 2018	43,000	42,140

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	210,000	246,608

KLA-Tencor Corp. sr. unsec. notes 6.9s, 2018	145,000	167,207

Xerox Corp. sr. unsec. notes 4 1/2s, 2021	60,000	60,808

		516,763
Transportation (0.4%)
American Airlines 2011-2 Class A Pass Through Trust
company guaranty secured airplanes 8 5/8s, 2021	50,000	51,875

Burlington Northern Santa Fe Corp. sr. unsec.
notes 4.7s, 2019	21,000	23,488

Burlington Northern Santa Fe, LLC sr. unsec.
unsub. notes 5 3/4s, 2040	40,000	47,816

Burlington Northern Santa Fe, LLC sr. unsec.
notes 5.4s, 2041	85,000	97,562

Continental Airlines, Inc. pass-through
certificates Ser. 97-4A, 6.9s, 2018	15,725	16,354

Continental Airlines, Inc. pass-through
certificates Ser. 98-1A, 6.648s, 2017	70,890	72,839

CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042	30,000	30,982

Norfolk Southern Corp. sr. unsec. notes 6s, 2111	60,000	69,648

Northwest Airlines Corp. pass-through
certificates Ser. 00-1, 7.15s, 2019	168,366	167,735

Southwest Airlines Co. pass-through certificates
Ser. 07-1, 6.15s, 2022	101,504	108,863

Union Pacific Corp. 144A pass-through
certificates 5.214s, 2014	20,000	21,936

		709,098
Utilities and power (2.3%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	60,000	62,637

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	55,000	63,474

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	185,000	219,216

Beaver Valley Funding Corp. sr. bonds 9s, 2017	86,000	90,478

Boardwalk Pipelines LP company guaranty
5 7/8s, 2016	120,000	134,781

Bruce Mansfield Unit pass-through certificates
6.85s, 2034	314,183	339,317

Commonwealth Edison Co. 1st mtge. 6.15s, 2017	30,000	35,388

10 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (15.8%)* cont.	Principal amount	Value

Utilities and power cont.
Consolidated Natural Gas Co. sr. notes Ser. A,
5s, 2014	$70,000	$76,711

Dominion Resources, Inc. jr. sub. notes FRN
Ser. 06-B, 2.879s, 2066	248,000	208,412

Dominion Resources, Inc. sr. unsec.
unsub. notes Ser. 07-A, 6s, 2017	90,000	106,174

Duke Energy Carolinas, LLC sr. mtge. notes
4 1/4s, 2041	70,000	73,293

EDP Finance BV 144A sr. unsec. unsub. notes 6s,
2018 (Netherlands)	100,000	84,118

El Paso Natural Gas Co. sr. unsec.
unsub. bonds 8 3/8s, 2032	75,000	95,152

Electricite de France 144A notes 6.95s, 2039 (France)	100,000	117,691

Electricite de France 144A sr. notes 5.6s, 2040 (France)	40,000	40,487

Electricite de France 144A sr. notes 4.6s, 2020 (France)	120,000	122,650

Energy Transfer Partners LP sr. unsec.
unsub. notes 6.05s, 2041	130,000	127,471

Energy Transfer Partners LP sr. unsec.
unsub. notes 4.65s, 2021	45,000	44,082

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 5.7s, 2042	50,000	54,474

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 3.2s, 2016	95,000	98,368

Iberdrola International BV company
guaranty sr. unsec. unsub. notes 6 3/4s, 2036	30,000	31,620

ITC Holdings Corp. 144A notes 5 7/8s, 2016	35,000	39,847

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	40,000	46,670

Kansas Gas and Electric Co. bonds 5.647s, 2021	42,679	45,469

KCP&L Greater Missouri Operations Co. sr. unsec.
unsub. notes 11 7/8s, 2012	110,000	115,512

MidAmerican Funding, LLC sr. sec. bonds 6.927s, 2029	10,000	12,448

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	45,000	56,286

Pacific Gas & Electric Co. sr. unsec.
notes 6.35s, 2038	45,000	58,209

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	30,000	36,771

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	37,000	42,400

Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012	27,593	27,593

PPL WEM Holdings PLC 144A sr. unsec.
notes 5 3/8s, 2021 (United Kingdom)	210,000	220,217

Puget Sound Energy, Inc. jr. sub. FRN Ser. A,
6.974s, 2067	99,000	98,010

Spectra Energy Capital, LLC company
guaranty sr. unsec. unsub. notes 6.2s, 2018	80,000	90,714

Spectra Energy Capital, LLC sr. notes 8s, 2019	110,000	139,662

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 6.572s, 2017	15,000	17,810

Texas-New Mexico Power Co. 144A 1st mtge. sec.
9 1/2s, 2019	160,000	211,684

Trans-Canada Pipelines, Ltd. jr. unsec.
sub. notes FRN 6.35s, 2067 (Canada)	150,000	150,505

Union Electric Co. 1st mtge. sr. sec. bonds 6.7s, 2019	125,000	151,833

Wisconsin Energy Corp. jr. unsec. sub. notes FRN
6 1/4s, 2067	300,000	300,150

		4,087,784

Total corporate bonds and notes (cost $26,802,610)		$28,261,773

CONVERTIBLE PREFERRED STOCKS (1.4%)*	Shares	Value

Apache Corp. Ser. D, $3.00 cv. pfd.	14,503	$784,975

General Motors Co. Ser. B, $2.375 cv. pfd.	13,910	478,156

MetLife, Inc. $3.75 cv. pfd.	7,600	468,312

PPL Corp. $4.75 cv. pfd.	8,707	481,062

PPL Corp. $4.375 cv. pfd.	6,662	367,010

Total convertible preferred stocks (cost $2,878,251)		$2,579,515

INVESTMENT COMPANIES (0.9%)*	Shares	Value

Market Vectors Gold Miners ETF	2,400	$113,160

Utilities Select Sector SPDR Fund	32,300	1,162,154

Vanguard MSCI Emerging Markets ETF	6,700	256,007

Total investment companies (cost $1,151,557)		$1,531,321

MORTGAGE-BACKED SECURITIES (0.6%)*	Principal amount	Value

CS First Boston Mortgage Securities Corp.
Ser. 04-C1, Class B, 4.855s, 2037	$250,000	$255,000

Federal Home Loan Mortgage Corp.
Ser. T-56, Class A, IO, 0.524s, 2043	921,997	16,711
Ser. T-56, Class 3, IO, 0.472s, 2043	654,485	307
Ser. T-56, Class 1, IO, 0.294s, 2043	871,944	545
Ser. T-56, Class 2, IO, 0.123s, 2043	782,772	734

GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	24,913	21,425

GS Mortgage Securities Corp. II 144A Ser. 98-C1,
Class F, 6s, 2030	120,199	121,100

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	90,000	85,725
Ser. 99-C1, Class G, 6.41s, 2031	97,000	84,633
Ser. 98-C4, Class H, 5.6s, 2035	143,000	154,737

Morgan Stanley Capital I
FRB Ser. 07-HQ12, Class A2, 5.6s, 2049	128,441	130,565
FRB Ser. 07-HQ12, Class A2FL, 0.528s, 2049	110,351	103,730

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1,
Class J, 6 5/8s, 2033	146,000	7,300

Structured Adjustable Rate Mortgage Loan Trust
144A Ser. 04-NP2, Class A, 0.644s, 2034	51,166	40,933

Total mortgage-backed securities (cost $984,810)		$1,023,445

MUNICIPAL BONDS AND NOTES (0.2%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds),
7 1/2s, 4/1/34	$30,000	$36,026

IL State G.O. Bonds
4.421s, 1/1/15	65,000	67,471
4.071s, 1/1/14	185,000	190,313

North TX, Thruway Auth. Rev. Bonds (Build America
Bonds), 6.718s, 1/1/49	55,000	66,378

OH State U. Rev. Bonds (Build America Bonds),
4.91s, 6/1/40	40,000	45,333

Total municipal bonds and notes (cost $375,209)		$405,521

ASSET-BACKED SECURITIES (0.0%)*	Principal amount	Value

First Plus Home Loan Trust Ser. 97-3, Class B1,
7.79s, 2023 (In default) †	$14,822	$1

GE Business Loan Trust 144A Ser. 04-2, Class D,
3.028s, 2032	62,050	24,758

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E,
8s, 2038	184,000	23,945

Total asset-backed securities (cost $87,870)		$48,704

Putnam VT George Putnam Balanced Fund 11

FOREIGN GOVERNMENT BONDS AND NOTES (—%)*	Principal amount	Value

Hungary (Republic of) sr. unsec.
unsub. notes 7 5/8s, 2041	$34,000	$30,617

Total foreign government bonds and notes (cost $35,492)		$30,617

SHORT-TERM INVESTMENTS (11.5%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.05% [e]	15,578,368	$15,578,368

Straight-A Funding, LLC commercial paper with an
effective yield of 0.114%, February 21, 2012	$2,000,000	1,999,462

Straight-A Funding, LLC commercial paper with an
effective yield of 0.065%, February 1, 2012	3,000,000	2,999,509

Total short-term investments (cost $20,577,339)		$20,577,339

Total investments (cost $169,401,495)		$189,886,443

Key to holding’s abbreviations
ADR	American Depository Receipts
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
G.O. Bonds	General Obligation Bonds
IO	Interest Only
MTN	Medium Term Notes
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2011 through December 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $179,006,588.

† Non-income-producing security.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $11,685,781 to cover certain TBA contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$2,962,061	$—	$—

Capital goods	5,871,226	—	—

Communication services	8,745,194	—	—

Conglomerates	4,021,142	—	—

Consumer cyclicals	9,221,485	—	—

Consumer staples	10,111,863	—	—

Energy	12,303,446	—	—

Financials	20,149,022	—	—

Health care	17,158,951	—	—

Technology	8,095,495	—	—

Transportation	632,245	—	—

Utilities and power	4,855,029	—	—

Total common stocks	104,127,159	—	—

Asset-backed securities	$—	$48,704	$—

Convertible preferred stocks	—	2,579,515	—

Corporate bonds and notes	—	28,261,773	—

Foreign government bonds and notes	—	30,617	—

Investment companies	1,531,321	—	—

Mortgage-backed securities	—	1,023,445	—

Municipal bonds and notes	—	405,521	—

U.S. Government Agency Obligations	—	169,516	—

U.S. Government and Agency Mortgage Obligations	—	20,400,814	—

U.S. Treasury Obligations	—	10,730,719	—

Short-term investments	15,578,368	4,998,971	—

Totals by level	$121,236,848	$68,649,595	$—

The accompanying notes are an integral part of these financial statements.

12 Putnam VT George Putnam Balanced Fund

Statement of assets and liabilities
12/31/11

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $153,823,127)	$174,308,075

Affiliated issuers (identified cost $15,578,368) (Note 5)	15,578,368

Dividends, interest and other receivables	788,529

Receivable for shares of the fund sold	69,063

Receivable for investments sold	405,912

Total assets	191,149,947

Liabilities

Payable to custodian	23,904

Payable for shares of the fund repurchased	96,655

Payable for compensation of Manager (Note 2)	81,198

Payable for investor servicing fees (Note 2)	14,873

Payable for custodian fees (Note 2)	8,192

Payable for Trustee compensation and expenses (Note 2)	88,481

Payable for administrative services (Note 2)	445

Payable for distribution fees (Note 2)	20,252

Payable for purchases of delayed delivery securities (Note 1)	11,702,128

Other accrued expenses	107,231

Total liabilities	12,143,359

Net assets	$179,006,588

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$284,672,324

Undistributed net investment income (Note 1)	3,497,429

Accumulated net realized loss on investments	(129,648,113)

Net unrealized appreciation of investments	20,484,948

Total — Representing net assets applicable to capital shares outstanding	$179,006,588

Computation of net asset value Class IA

Net assets	$83,017,466

Number of shares outstanding	11,445,521

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$7.25

Computation of net asset value Class IB

Net assets	$95,989,122

Number of shares outstanding	13,292,800

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$7.22

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 13

Statement of operations
Year ended 12/31/11

Investment income

Dividends (net of foreign tax of $14,449)	$3,190,832

Interest (including interest income of $13,970 from investments in affiliated issuers) (Note 5)	2,232,291

Total investment income	5,423,123

Expenses

Compensation of Manager (Note 2)	1,029,334

Investor servicing fees (Note 2)	194,772

Custodian fees (Note 2)	19,700

Trustee compensation and expenses (Note 2)	14,880

Administrative services (Note 2)	5,752

Distribution fees — Class IB (Note 2)	259,096

Auditing	100,227

Other	57,818

Total expenses	1,681,579

Expense reduction (Note 2)	(4,191)

Net expenses	1,677,388

Net investment income	3,745,735

Net realized gain on investments (Notes 1 and 3)	8,412,035

Net unrealized depreciation of investments, during the year	(6,577,962)

Net gain on investments	1,834,073

Net increase in net assets resulting from operations	$5,579,808

Statement of changes in net assets

	Year ended	Year ended
	12/31/11	12/31/10

Decrease in net assets

Operations:

Net investment income	$3,745,735	$4,681,170

Net realized gain on investments	8,412,035	7,584,107

Net unrealized appreciation (depreciation) of investments	(6,577,962)	9,302,303

Net increase in net assets resulting from operations	5,579,808	21,567,580

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(2,167,229)	(5,213,475)

Class IB	(2,233,016)	(5,946,530)

Decrease from capital share transactions (Note 4)	(27,937,390)	(24,653,613)

Total decrease in net assets	(26,757,827)	(14,246,038)

Net assets:

Beginning of year	205,764,415	220,010,453

End of year (including undistributed net investment income of $3,497,429 and $4,161,774, respectively)	$179,006,588	$205,764,415

The accompanying notes are an integral part of these financial statements.

14 Putnam VT George Putnam Balanced Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of expenses to average net assets, excluding interest expense (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)[e]

Class IA

12/31/11	$7.21	.15	.06	.21	(.17)	—	(.17)	$7.25	2.88	$83,017.74		.74	2.07	100

12/31/10	6.84	.16	.58	.74	(.37)	—	(.37)	7.21	11.20	94,297	.74[f]	.74[f]	2.38	191

12/31/09	5.74	.19	1.22	1.41	(.31)	—	(.31)	6.84	26.10	100,211	1.00[g,h]	.77[g]	3.15	237

12/31/08	11.05	.33	(4.35)	(4.02)	(.47)	(.82)	(1.29)	5.74	(40.57)	103,006	.77[g]	.77[g]	3.85	140

12/31/07	12.47	.35	(.20)	.15	(.38)	(1.19)	(1.57)	11.05	1.14	243,160	.72[g]	.72[g]	3.03	128

Class IB

12/31/11	$7.17	.13	.07	.20	(.15)	—	(.15)	$7.22	2.77	$95,989.99		.99	1.82	100

12/31/10	6.81	.14	.57	.71	(.35)	—	(.35)	7.17	10.83	111,467	.99[f]	.99[f]	2.13	191

12/31/09	5.71	.17	1.21	1.38	(.28)	—	(.28)	6.81	25.63	119,799	1.25[g,h]	1.02[g]	2.87	237

12/31/08	10.99	.31	(4.33)	(4.02)	(.44)	(.82)	(1.26)	5.71	(40.72)	112,471	1.02[g]	1.02[g]	3.59	140

12/31/07	12.40	.32	(.20)	.12	(.34)	(1.19)	(1.53)	10.99	.95	256,347	.97[g]	.97[g]	2.78	128

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

e Portfolio turnover excludes TBA roll transactions.

f Excludes the impact of a current period reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.09% of average net assets for the period ended December 31, 2010.

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/09	0.05%

12/31/08	0.04

12/31/07	0.02

h Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.23% of average net assets for the period ended December 31, 2009.

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 15

Notes to financial statements 12/31/11

Note 1 — Significant accounting policies

Putnam VT George Putnam Balanced Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks a balanced investment producing both capital growth and current income by investing primarily in value-oriented stocks of large companies and government, corporate and mortgage-backed bonds. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period January 1, 2011 through December 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies, which are classified as Level 1 securities, are based on their net asset value (NAV). The NAV of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

D) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which

16 Putnam VT George Putnam Balanced Fund

risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

E) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market. During the reporting period, the fund did not utilize the program.

F) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2011, the fund had a capital loss carryover of $128,267,273 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$94,493,860	$—	$94,493,860	12/31/16

33,773,413	—	33,773,413	12/31/17

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences of losses on wash sale transactions and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $9,835 to decrease undistributed net investment income with a decrease to accumulated net realized losses of $9,835.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$24,992,790
Unrealized depreciation	(5,888,685)

Net unrealized appreciation	19,104,105
Undistributed ordinary income	3,497,429
Capital loss carryforward	(128,267,273)

Cost for federal income tax purposes	$170,782,338

I) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

J) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 40.0% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

Putnam VT George Putnam Balanced Fund 17

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $83 under the expense offset arrangements and by $4,108 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $138, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $171,036,924 and $203,191,221, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $56,574,168 and $64,561,280, respectively.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/11		Year ended 12/31/10		Year ended 12/31/11		Year ended 12/31/10

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	403,822	$2,966,888	140,748	$964,199	568,844	$4,051,868	275,934	$1,869,927

Shares issued in connection with
reinvestment of distributions	294,460	2,167,229	773,513	5,213,475	304,226	2,233,016	886,219	5,946,530

	698,282	5,134,117	914,261	6,177,674	873,070	6,284,884	1,162,153	7,816,457

Shares repurchased	(2,331,029)	(16,859,247)	(2,480,874)	(16,850,700)	(3,122,174)	(22,497,144)	(3,222,702)	(21,797,044)

Net decrease	(1,632,747)	$(11,725,130)	(1,566,613)	$(10,673,026)	(2,249,104)	$(16,212,260)	(2,060,549)	$(13,980,587)

Note 5 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $13,970 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $81,423,564 and $81,903,080, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6 — New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011-04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the fund’s financial statements.

Note 7 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The fund designated 77.98% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

18 Putnam VT George Putnam Balanced Fund

About the Trustees

	Name Year of birth Position held	Principal occupations during past five years	Other directorships
Independent Trustees			
	**Ravi Akhoury** Born 1947 Trustee since 2009	Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.	Jacob Ballas Capital India, a non-banking finance company focused on private equity advisory services; RAGE Frameworks, Inc., a private software company
	**Barbara M. Baumann** Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Denver.	SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility; CVR Energy, a petroleum refiner and fertilizer manufacturer
	**Jameson A. Baxter** Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None
	**Charles B. Curtis** Born 1940 Trustee since 2001	Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Senior Advisor to the Center for Strategic and International Studies. Member of the Council on Foreign Relations.	Edison International; Southern California Edison
	**Robert J. Darretta** Born 1946 Trustee since 2007	Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company
	**John A. Hill** Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Serves as a Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company
	**Paul L. Joskow** Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	TransCanada Corporation, an energy company focused on natural gas transmission and power services; Exelon Corporation, an energy company focused on power services
	**Elizabeth T. Kennan** Born 1938 Trustee from 1992 to 2010 and since 2012	Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming). President Emeritus of Mount Holyoke College. Trustee of the National Trust for Historic Preservation and of Centre College. Chairman of the Board of Shaker Village of Pleasant Hill.	Former Chairman and now Lead Director of Northeast Utilities, which operates New England's largest energy delivery system
	**Kenneth R. Leibler** Born 1949 Trustee since 2006	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Northeast Utilities, which operates New England's largest energy delivery system
	**Robert E. Patterson** Born 1945 Trustee since 1984	Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin Diabetes Center.	None

Putnam VT George Putnam Balanced Fund 19

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2011, there were 108 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive Officer, Treasurer and	Vice President
Compliance Liaison	Since 2004
Since 2004	Director of Trustee Relations, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	Judith Cohen (Born 1945)
Since 2002	Vice President, Clerk and Assistant Treasurer
Chief of Operations, Putnam Investments and Putnam Management	Since 1993

Janet C. Smith (Born 1965)	Michael Higgins (Born 1976)
Vice President, Assistant Treasurer and Principal Accounting Officer	Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2007	Since 2010
Director of Fund Administration Services, Putnam Investments and	Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial
Putnam Management	Analyst, Old Mutual Asset Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager
Chief Compliance Officer, Putnam Investments, Putnam Management,	Since 2000
and Putnam Retail Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services, Putnam Management
Director of Operational Compliance, Putnam Investments and Putnam
Retail Management

Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer
Since 2011
General Counsel, Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

20 Putnam VT George Putnam Balanced Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Ravi Akhoury
Boston, MA 02109	P.O. Box 8383	Barbara M. Baumann
	Boston, MA 02266-8383	Charles B. Curtis
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		John A. Hill
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Elizabeth T. Kennan
Kenneth R. Leibler
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109	Independent Registered	W. Thomas Stephens
Public Accounting Firm
PricewaterhouseCoopers LLP

Putnam VT George Putnam Balanced Fund 21

This report has been prepared for the shareholders	H504
of Putnam VT George Putnam Balanced Fund.	272240 2/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2011	$94,486	$--	$4,994	$ —
December 31, 2010	$88,868	$--	$4,851	$146*

*	Includes fees of $146 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal year ended December 31, 2010. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended December 31, 2011and December 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $132,376 and $283,217 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2011	$ —	$107,505	$ —	$ —

December 31, 2010	$ —	$227,601	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 28, 2012